UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4007

Smith Barney Trust II
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31
Date of reporting period: December 31, 2005

ITEM 1.          REPORT TO STOCKHOLDERS.

           The Annual Report to Stockholders is filed herewith.

EXPERIENCE

Smith Barney International Large Cap Fund

ANNUAL REPORT

DECEMBER 31, 2005

LEGG MASON

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney
International Large Cap Fund

          Annual Report • December 31, 2005

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)[i] growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

          Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

          For the one-year period ended December 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.91%. While corporate profits remained strong during the year, they were often overshadowed by rising interest rates and higher oil prices.

          Despite relatively weaker economies, the international stock markets generally outperformed their U.S. counterparts during the fiscal year. Japan was the best performing region for the period. Its market began to rally sharply during the summer of 2005 when the Liberal Democratic Party secured a landslide election victory and overseas investors increased their purchases of Japanese equities. The stock markets in Europe were also strong. The decline in the value of the euro

Smith Barney International Large Cap Fund	I

helped the region’s exporters, while high oil prices led to a rise in many energy-related stocks. The steady improvement in macroeconomic data, combined with an increase in merger and acquisition activity, also supported European equities.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”) and Sub-Adviser, previously indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract and subadvisory contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager and a new sub-advisory contract which became effective on December 1, 2005.

          Effective February 1, 2006, Smith Barney Fund Management LLC (the “Manager”), the Fund’s investment manager, assumed portfolio management responsibilities for the Fund. Charles Lovejoy, Guy Bennett, Christopher Floyd and John Vietz, investment officers of the manager, became the portfolio managers of the Fund. The sub-advisory contract with Citigroup Asset Management Limited has been terminated. Mr. Lovejoy is a Director and Senior Portfolio Manager of Batterymarch Financial Management, Inc. (“Batterymarch”), and Mr. Bennett, Mr. Floyd and Mr. Vietz are each Portfolio Managers of Batterymarch, which, like the manager, is a subsidiary of Legg Mason, Inc.

On or about April 7, 2006, the Smith Barney International Large Cap Fund will be renamed Legg Mason Partners International Large Cap Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government

II	Smith Barney International Large Cap Fund

regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

Smith Barney International Large Cap Fund	III

(This page is intentionally left blank.)

Manager Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A. The international equity markets were generally buoyant over the period. The economic backdrop remained supportive, with a continuation of synchronized global growth, relatively benign inflation, and favorable but declining global liquidity. Corporate profits continued to be strong, driven largely by improving operating margins - especially in Europe. Japanese corporate profitability continued its upward trend due to an improving economic environment, combined with the benefits associated with corporate restructuring.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Smith Barney International Large Cap Fund, excluding sales charges, returned 9.88%. These shares underperformed the Fund’s unmanaged benchmark, the MSCI EAFE Indexi, which returned 13.54% for the same period. The Lipper International Large-Cap Value Funds Category Average1 increased 14.00% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months

International Large Cap Fund—Class A Shares	12.44%	9.88%

MSCI EAFE Index	14.88%	13.54%

Lipper International Large-Cap Value Funds Category Average	15.61%	14.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 11.84%, Class C shares returned 11.87% and Class Y shares returned 12.74% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 9.00%, Class C shares returned 8.95% and Class Y shares returned 10.38% over the twelve months ended December 31, 2005.

Current reimbursements for Class C shares are voluntary, and may be reduced or terminated at any time. Absent such reimbursements, the performance for Class C shares would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 19 funds for the 6-month period and among the 19 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 19 funds in the Fund’s Lipper category, and excluding sales charges.

Smith Barney International Large Cap Fund 2005 Annual Report	1

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Key contributors to performance at a stock level included overweight positions in Japanese insurance companies, particularly Mitsui Sumitomo Insurance Co. Ltd. Other Japanese stocks that added value included overweights in Sumitomo Corp., Mitsubishi Electric Corp., and Sumitomo Chemical Corp. The Fund’s positions in Swiss companies Credit Suisse Group and Zurich Financial Services AG also generated solid results, as did a large overweight in ENI SpA. Finally, a substantial overweight in KPNQwest NV enhanced results. Underweight positions that generated value included a zero weight in HSBC Holdings PLC and Telecom companies Deutsche Telekom AG, Telecom Italia SpA, and Telefonica SA.

What were the leading detractors from performance?

A. Overall performance was hurt mainly by poor stock selection, generally from our overweight positions that lagged the benchmark index. For example, Vodafone Group PLC was a large detractor from performance following a dramatic drop in its share price after the release of its half year results and negative outlook. Metro AG was another key detractor, due to earnings disappointments and concerns about its German operations. Other stocks that had negative contributions included overweight positions in Royal Bank of Scotland Group PLC, Schering AG, and paper companies Stora Enso Oyj and UPM-Kymmene Oyj. Stocks that we didn’t own, and thereby hurting performance, fell in two groups. First, Japanese banks, as they performed strongly as they represented a leveraged way to gain exposure to the Japanese economic recovery. Second, mining stocks, as they continued to perform well due to strong underlying commodity prices.

Q.	Were there any significant changes to the Fund during the reporting period?

A.	No, there were no significant changes to the Fund over the period.

          Thank you for your investment in the Smith Barney International Large Cap Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

The International Large Cap Equity Team

February 2, 2006

2	Smith Barney International Large Cap Fund 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Eni SpA (3.0%), Vodafone Group PLC (2.9%), Mitsui Sumitomo Insurance Co. Ltd. (2.6%), Total SA (2.6%), BP PLC (2.6%), Australia & New Zealand Banking Group Ltd. (2.3%), Credit Suisse Group (2.3%), BNP Paribas SA (2.2%), Credit Agricole SA (2.2%) and Royal Bank of Scotland Group PLC (2.1%). Please refer to pages 9 through 12 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (27.5%), Consumer Discretionary (11.2%), Industrials (10.5%), Energy (8.2%) and Health Care (8.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind that the Fund is subject to risks associated with overseas investing, not associated with domestic investing, which could result in significant market fluctuations. These risks include currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, and are heightened for investments in the securities of issuers located in developing countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

Smith Barney International Large Cap Fund 2005 Annual Report	3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments
Financials
27.6%
Consumer Discretionary
11.3%
Industrials
10.6%
Energy
8.2%
Health Care
8.0%
Consumer Staples
7.8%
Materials
7.1%
Information Technology
6.7%
Telecommunication Services
6.2%
Utilities
5.0%
Time Deposit
1.5%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
December 31, 2005

4	Smith Barney International Large Cap Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	12.44%	$1,000.00	$1,124.40	1.62%	$8.67

Class B	11.84	1,000.00	1,118.40	2.48	13.24

Class C	11.87	1,000.00	1,118.70	2.50	13.35

Class Y	12.74	1,000.00	1,127.40	1.21	6.49

(1)	For the six months ended December 31, 2005.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures reflect voluntary expense reimbursements for Class C shares. Past performance is no guarantee of future results. In the absence of voluntary expense reimbursements for Class C shares, the total return would have been lower.

(3)

Expenses (net of expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney International Large Cap Fund 2005 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,017.04	1.62%	$8.24

Class B	5.00	1,000.00	1,012.70	2.48	12.58

Class C	5.00	1,000.00	1,012.60	2.50	12.68

Class Y	5.00	1,000.00	1,019.11	1.21	6.16

(1)	For the six months ended December 31, 2005.
(2)

Expenses (net of expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Smith Barney International Large Cap Fund 2005 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C	Class Y

Twelve Months Ended 12/31/05	9.88%	9.00%	8.95%	10.38%

Five Years Ended 12/31/05	2.39	1.59	1.67	N/A

Ten Years Ended 12/31/05	3.82	N/A	N/A	N/A

Inception* through 12/31/05	4.70	0.90	(0.11)	21.26

	With Sales Charges(3)

	Class A	Class B	Class C	Class Y

Twelve Months Ended 12/31/05	4.36%	4.00%	7.95%	10.38%

Five Years Ended 12/31/05	1.35	1.40	1.67	N/A

Ten Years Ended 12/31/05	3.29	N/A	N/A	N/A

Inception* through 12/31/05	4.34	0.90	(0.11)	21.26

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A (12/31/95 through 12/31/05)	45.48%

Class B (Inception* through 12/31/05)	6.46

Class C (Inception* through 12/31/05)	(0.58)

Class Y (Inception* through 12/31/05)	65.60

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and Y shares are March 1, 1991, January 4, 1999, September 22, 2000 and May 20, 2003, respectively.

Smith Barney International Large Cap Fund 2005 Annual Report	7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney International Large Cap Fund vs. MSCI EAFE Index† (December 1995 – December 2005)

†

Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. Please note that an investor may not invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

8	Smith Barney International Large Cap Fund 2005 Annual Report

Schedule of Investments (December 31, 2005)

SMITH BARNEY INTERNATIONAL LARGE CAP FUND

Shares	Security	Value

COMMON STOCKS — 97.8%
Australia — 3.0%
114,039	Australia & New Zealand Banking Group Ltd.	$2,005,135
23,906	National Australia Bank Ltd.	568,639

	Total Australia	2,573,774

Denmark — 0.3%
4,550	TDC A/S	272,674

Finland — 3.3%
50,087	Nokia Oyj	916,386
71,704	Stora Enso Oyj, Class R Shares	971,392
47,557	UPM-Kymmene Oyj	932,609

	Total Finland	2,820,387

France — 11.6%
10,974	Accor SA	603,767
23,372	BNP Paribas SA	1,891,731
59,364	Credit Agricole SA	1,870,652
6,337	European Aeronautic Defence & Space Co.	239,386
42,554	France Telecom SA	1,057,738
14,072	Peugeot SA	811,540
8,321	Pinault Printemps Redoute SA	937,582
2,652	Schneider Electric SA	236,637
8,914	Total SA	2,239,974

	Total France	9,889,007

Germany — 8.5%
15,666	Altana AG	853,377
23,580	Bayer AG	985,418
25,934	DaimlerChrysler AG	1,324,874
9,852	Deutsche Bank AG	955,506
47,323	Epcos AG*	619,801
24,036	Metro AG	1,161,308
20,983	Schering AG	1,406,401

	Total Germany	7,306,685

Hong Kong — 0.7%
130,955	Henderson Land Development Co., Ltd.	616,473

Italy — 5.9%
91,160	Eni SpA	2,529,308
28,042	Fondiaria Sai SpA	923,828
31,219	Indesit Co.	323,114
78,332	SanPaolo IMI SpA	1,225,369

	Total Italy	5,001,619

See Notes to Financial Statements.

Smith Barney International Large Cap Fund 2005 Annual Report	9

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Japan — 23.7%
30,000	Bridgestone Corp.	$624,788
14,800	Canon Inc.	866,305
16,600	Daiichi Sankyo*	320,368
53	East Japan Railway Co.	364,634
21,900	Fuji Photo Film Co., Ltd.	724,550
68,000	Fujitsu Ltd.	518,018
14,000	Honda Motor Co., Ltd.	799,288
60,000	Itochu Corp	500,848
42,000	Kao Corp.	1,125,891
40,000	Koyo Seiko Co	744,825
193,000	Mitsubishi Electric Corp.	1,367,111
183,000	Mitsui Sumitomo Insurance Co., Ltd.	2,240,151
6,400	Nintendo Co., Ltd.	773,668
67,000	Nippon Steel Corp.	238,717
179	NTT DoCoMo Inc.	273,329
2,150	Obic Co., Ltd.	473,846
27,500	Pioneer Corp.	381,659
61,000	Ricoh Co., Ltd.	1,068,587
110,000	Sumitomo Chemical Co., Ltd.	755,854
103,000	Sumitomo Corp.	1,332,499
25,700	Takeda Pharmaceutical Co., Ltd.	1,390,957
11,240	Takefuji Corp.	763,763
13,800	THK Co., Ltd.	360,570
26,000	Toppan Printing Co., Ltd.	303,936
27,600	Toyota Motor Corp.	1,432,915
129	West Japan Railway Co.	538,412

	Total Japan	20,285,489

Luxembourg — 1.5%
52,254	Arcelor	1,296,369

Netherlands — 4.4%
10,138	DSM NV	414,187
7,236	ING Groep NV, CVA	251,068
71,867	Koninklijke KPN NV	720,838
55,230	TNT NV	1,726,649
8,870	Unilever NV, CVA	607,648

	Total Netherlands	3,720,390

Norway — 0.5%
41,763	Telenor ASA	410,157

Spain — 1.6%
50,667	Endesa SA	1,333,197

See Notes to Financial Statements.

10	Smith Barney International Large Cap Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Switzerland — 8.6%
27,066	Clariant AG*	$398,287
38,689	Credit Suisse Group	1,971,302
4,469	Nestle SA	1,335,653
3,977	Swiss Life Holding	718,912
17,800	Swiss Reinsurance	1,302,224
7,525	Zurich Financial Services AG*	1,602,342

	Total Switzerland	7,328,720

United Kingdom — 24.2%
30,948	AstraZeneca PLC	1,504,711
131,755	Barclays PLC	1,383,553
208,374	BP PLC	2,216,775
47,059	British American Tobacco PLC	1,051,414
4,069	Burberry Group PLC	30,053
94,142	Diageo PLC	1,363,141
70,822	FirstGroup PLC	489,003
132,928	GKN PLC	657,956
51,322	GlaxoSmithKline PLC	1,295,725
11,475	GUS PLC	203,526
78,143	HBOS PLC	1,333,604
204,587	International Power PLC	842,114
89,247	National Grid PLC	871,990
278,557	Rentokil Initial PLC	782,743
60,365	Royal Bank of Scotland Group PLC	1,820,748
94,125	Sage Group PLC	417,361
385,073	Signet Group PLC	711,441
102,764	United Utilities PLC	1,185,089
1,167,421	Vodafone Group PLC	2,518,017

	Total United Kingdom	20,678,964

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $69,162,209)	83,533,905

Face
Amount

SHORT-TERM INVESTMENT — 1.5%
Time Deposit — 1.5%
$1,306,000	State Street Bank & Trust Co., 2.250% due 1/3/06
	(Cost — $1,306,000)	1,306,000

	TOTAL INVESTMENTS — 99.3% (Cost — $70,468,209#)	84,839,905
	Other Assets in Excess of Liabilities — 0.7%	556,637

	TOTAL NET ASSETS — 100.0%	$85,396,542

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $70,599,639.

Abbreviation used in this schedule:

CVA — Certificaaten van aandelen (Share Certificates)

See Notes to Financial Statements.

Smith Barney International Large Cap Fund 2005 Annual Report	11

Schedule of Investments (December 31, 2005) (continued)

Summary of Investments by Sector*
Financials	27.6%
Consumer Discretionary	11.3
Industrials	10.6
Energy	8.2
Health Care	8.0
Consumer Staples	7.8
Materials	7.1
Information Technology	6.7
Telecommunication Services	6.2
Utilities	5.0
Time Deposit	1.5

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of December 31, 2005 and are subject to change.

See Notes to Financial Statements.

12	Smith Barney International Large Cap Fund 2005 Annual Report

Statement of Assets and Liabilities (December 31, 2005)

ASSETS:
Investments, at value (Cost — $70,468,209)	$84,839,905
Foreign currency, at value (Cost — $373,144)	367,197
Cash	499
Receivable for Fund shares sold	281,594
Dividends and interest receivable	141,913
Prepaid expenses	22,844

Total Assets	85,653,952

LIABILITIES:
Transfer agent fees payable	55,476
Distribution fees payable	45,865
Management fee payable	26,774
Payable for Fund shares repurchased	12,278
Trustees’ fees payable	2,122
Accrued expenses	114,895

Total Liabilities	257,410

Total Net Assets	$85,396,542

NET ASSETS:
Par value (Note 6)	$72
Paid-in capital in excess of par value	71,135,236
Accumulated net investment loss	(3,347)
Accumulated net realized loss on investments and foreign currencies	(102,874)
Net unrealized appreciation on investments and foreign currencies	14,367,455

Total Net Assets	$85,396,542

Shares Outstanding:
Class A	3,147,415

Class B	637,890

Class C	3,185,818

Class Y	182,836

Net Asset Value:
Class A (and redemption price)	$11.90

Class B*	$11.53

Class C*	$12.06

Class Y	$11.89

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$12.53 **

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

**	Based upon a single purchase of less than $25,000.

See Notes to Financial Statements.

Smith Barney International Large Cap Fund 2005 Annual Report	13

Statement of Operations (For the year ended December 31, 2005)

INVESTMENT INCOME:
Dividends	$2,411,024
Interest	24,311
Less: Foreign taxes withheld	(186,846)

Total Investment Income	2,248,489

EXPENSES:
Management fee (Note 2)	620,651
Distribution fees (Notes 2 and 4)	442,865
Transfer agent fees (Notes 2 and 4)	192,957
Custody and fund accounting fees	123,294
Registration fees	52,504
Shareholder reports (Note 4)	32,277
Audit and tax	30,717
Legal fees	27,036
Trustees’ fees	11,219
Insurance	642
Miscellaneous expenses	16,267

Total Expenses	1,550,429
Less: Expense reimbursement (Note 2)	(66,431)

Net Expenses	1,483,998

Net Investment Income	764,491

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	3,960,261
Foreign currency transactions	(92,863)

Net Realized Gain	3,867,398

Change in Net Unrealized Appreciation/Depreciation From:
Investments	2,570,385
Foreign currencies	(15,820)

Change in Net Unrealized Appreciation/Depreciation	2,554,565

Net Gain on Investments and Foreign Currencies	6,421,963

Increase in Net Assets From Operations	$7,186,454

See Notes to Financial Statements.

14	Smith Barney International Large Cap Fund 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2005	2004

OPERATIONS:
Net investment income	$764,491	$236,060
Net realized gain	3,867,398	5,684,299
Change in net unrealized appreciation/depreciation	2,554,565	2,933,009

Increase in Net Assets From Operations	7,186,454	8,853,368

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(689,706)	(366,491)

Decrease in Net Assets From Distributions to Shareholders	(689,706)	(366,491)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	29,710,204	16,705,779
Reinvestment of distributions	497,018	233,526
Cost of shares repurchased	(14,748,136)	(11,284,336)

Increase in Net Assets From Fund Share Transactions	15,459,086	5,654,969

Increase in Net Assets	21,955,834	14,141,846
NET ASSETS:
Beginning of year	63,440,708	49,298,862

End of year*	$85,396,542	$63,440,708

*Includes undistributed/accumulated net investment income/(loss) of:	$(3,347)	$14,731

See Notes to Financial Statements.

Smith Barney International Large Cap Fund 2005 Annual Report	15

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares	2005(1)	2004(1)	2003(1)	2002(1)	2001

Net Asset Value, Beginning of Year	$10.97	$9.45	$7.39	$8.57	$10.91

Income (Loss) From Operations:
Net investment income (loss)	0.17	0.07	0.05	0.02	(0.01)
Net realized and unrealized gain (loss)	0.91	1.55	2.06	(1.20)	(2.29)

Total Income (Loss) From Operations	1.08	1.62	2.11	(1.18)	(2.30)

Less Distributions From:
Net investment income	(0.15)	(0.10)	(0.05)	—	(0.02)
Net realized gains	—	—	—	—	(0.02)

Total Distributions	(0.15)	(0.10)	(0.05)	—	(0.04)

Net Asset Value, End of Year	$11.90	$10.97	$9.45	$7.39	$8.57

Total Return(2)	9.88%	17.24%	28.55%	(13.77)%	(21.13)%

Net Assets, End of Year (000s)	$37,449	$34,599	$32,605	$16,469	$19,767

Ratios to Average Net Assets:
Gross expenses	1.62%	1.83%	2.17%	2.95%	2.76%
Net expenses(3)	1.62	1.69 (4)	1.75 (4)	1.75 (4)	1.75 (4)
Net investment income (loss)	1.48	0.73	0.59	0.31	(0.13)

Portfolio Turnover Rate	29%	60%	120%	88%	96%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Class will not exceed 1.75%.

(4)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

16	Smith Barney International Large Cap Fund 2005 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class B Shares	2005(1)	2004(1)		2003(1)	2002(1)	2001

Net Asset Value, Beginning of Year	$10.62	$9.13		$7.16	$8.36	$10.73

Income (Loss) From Operations:
Net investment income (loss)	0.07	(0.00	)(2)	(0.02)	(0.04)	(0.08)
Net realized and unrealized gain (loss)	0.89	1.50		1.99	(1.16)	(2.25)

Total Income (Loss) From Operations	0.96	1.50		1.97	(1.20)	(2.33)

Less Distributions From:
Net investment income	(0.05)	(0.01)		—	—	(0.02)
Net realized gains	—	—		—	—	(0.02)

Total Distributions	(0.05)	(0.01)		—	—	(0.04)

Net Asset Value, End of Year	$11.53	$10.62		$9.13	$7.16	$8.36

Total Return(3)	9.00%	16.40%		27.51%	(14.35)%	(21.76)%

Net Assets, End of Year (000s)	$7,356	$7,617		$8,342	$836	$348

Ratios to Average Net Assets:
Gross expenses	2.48%	2.61%		2.92%	3.70%	3.51%
Net expenses(4)	2.48	2.44	(5)	2.50 (5)	2.50 (5)	2.50 (5)
Net investment income (loss)	0.66	(0.03)		(0.29)	(0.50)	(0.85)

Portfolio Turnover Rate	29%	60%		120%	88%	96%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Class will not exceed 2.50%.

(5)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Smith Barney International Large Cap Fund 2005 Annual Report	17

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares(1)	2005(2)	2004(2)		2003(2)	2002(2)	2001

Net Asset Value, Beginning of Year	$11.11	$9.55		$7.47	$8.72	$11.17

Income (Loss) From Operations:
Net investment income (loss)	0.06	(0.01)		(0.02)	(0.02)	(0.33)
Net realized and unrealized gain (loss)	0.93	1.57		2.10	(1.23)	(2.08)

Total Income (Loss) From Operations	0.99	1.56		2.08	(1.25)	(2.41)

Less Distributions From:
Net investment income	(0.04)	(0.00	)(3)	—	—	(0.02)
Net realized gains	—	—		—	—	(0.02)

Total Distributions	(0.04)	(0.00	)(3)	—	—	(0.04)

Net Asset Value, End of Year	$12.06	$11.11		$9.55	$7.47	$8.72

Total Return(4)	8.95%	16.37%		27.84%	(14.33)%	(21.61)%

Net Assets, End of Year (000s)	$38,418	$19,040		$7,368	$1,147	$699

Ratios to Average Net Assets:
Gross expenses	2.74%	2.65%		2.86%	3.55%	3.35%
Net expenses(5)(6)	2.50	2.42		2.44	2.35	2.35
Net investment income (loss)	0.53	(0.10)		(0.27)	(0.32)	(0.77)

Portfolio Turnover Rate	29%	60%		120%	88%	96%

(1)	On April 29, 2004, Class L shares were renamed Class C shares.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Class will not exceed 2.50%.

(6)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

18	Smith Barney International Large Cap Fund 2005 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)	2005	2004	2003(2)

Net Asset Value, Beginning of Year	$10.96	$9.46	$7.46

Income (Loss) From Operations:
Net investment income (loss)	0.22	0.09	(0.01)
Net realized and unrealized gain	0.92	1.56	2.07

Total Income From Operations	1.14	1.65	2.06

Less Distributions From:
Net investment income	(0.21)	(0.15)	(0.06)

Total Distributions	(0.21)	(0.15)	(0.06)

Net Asset Value, End of Year	$11.89	$10.96	$9.46

Total Return(3)	10.38%	17.60%	27.58%

Net Assets, End of Year (000s)	$2,174	$2,185	$984

Ratios to Average Net Assets:
Gross expenses	1.21%	1.49%	1.90	%(4)
Net expenses(5)	1.21	1.43 (6)	1.48	(4)(6)
Net investment income (loss)	1.94	0.94	(0.18	)(4)

Portfolio Turnover Rate	29%	60%	120%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Class will not exceed 1.50%.

(6)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Smith Barney International Large Cap Fund 2005 Annual Report	19

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Smith Barney International Large Cap Fund (the “Fund”) is a separate diversified series of Smith Barney Trust II (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

          (b) Concentration Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

          (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

20	Smith Barney International Large Cap Fund 2005 Annual Report

Notes to Financial Statements (continued)

          (d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

          The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

          Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

          (e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (f ) Expenses. Direct expenses are charged to the Fund; general expenses of the Trust are allocated to the funds within the Trust based on each fund’s relative net assets.

          (g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

          (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

          (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year,

Smith Barney International Large Cap Fund 2005 Annual Report	21

Notes to Financial Statements (continued)

the following reclassifications have been made:

	Accumulated Net	Accumulated Net
	Investment Loss	Realized Loss

(a)	$ (92,863)	$ 92,863

(a)      Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (the “Manager”) and Citigroup Asset Management Ltd. (the “Subadviser”), previously indirect wholly-owned subsidiaries of Citigroup, have become wholly-owned subsidiaries of Legg Mason. Completion of the sale caused the Fund’s existing investment management and subadvisory contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager and the new subadvisory contract between the Manager and the Subadviser, which became effective on December 1, 2005.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland 21202, is a financial services holding company.

          Prior to October 31, 2005, the Fund paid the Manager a fee calculated at an annual rate of 0.85% of the Fund’s average daily net assets.

          Effective October 1, 2005 and under the new Investment Management Agreement, the new management fee is calculated daily and payable monthly in accordance with the following break point schedule:

Average Daily Net Assets:	Annual Rate

Up to $1 Billion	0.850%
Next $1 Billion	0.825%
Next $3 Billion	0.800%
Next $5 Billion	0.775%
Over $10 Billion	0.750%

          During the year ended December 31, 2005, the Fund’s Class A, B, C and Y shares had voluntary expense limitations in place of 1.75%, 2.50%, 2.50% and 1.50%, respectively. During the year ended December 31, 2005, the Manager reimbursed expenses for Class C in the amount of $66,431.

          The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. During the period covered by this report, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended November 30, 2005 the Fund paid transfer agent fees

22	Smith Barney International Large Cap Fund 2005 Annual Report

Notes to Financial Statements (continued)

of $72,526 to CTB. In addition, for the year ended December 31, 2005, the Fund also paid $1,672 to other Citigroup affiliates for shareholder recordkeeping services.

          The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares of the Fund have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with the current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate.

          During the period ended December 31, 2005, CGM its affiliates and LMIS received sales charges of approximately $19,000 on sales of the Fund’s Class A Shares. In addition, for the year ended December 31, 2005, CDSCs paid to CGM its affiliates and LMIS were approximately:

	Class B	Class C

CDSCs	$ 5,000	$ —*

*	CDSCs for Class C represents less than $1,000.

          During the year ended December 31, 2005, CGM and its affiliates did not receive any brokerage commissions from the Fund.

          Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

          The Trustees of the Fund have adopted a Retirement Plan (the “Plan”), for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the Plan. The Fund’s allocable share of the expenses of the Plan for the year ended December 31, 2005 was $1,484.

Smith Barney International Large Cap Fund 2005 Annual Report	23

Notes to Financial Statements (continued)

3. Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 34,627,536

Sales	20,480,857

          At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,944,713
Gross unrealized depreciation	(704,447)

Net unrealized appreciation	$14,240,266

4. Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended December 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Distribution Fees	$88,159	$72,901	$281,805

          For the year ended December 31, 2005, total transfer agent fees were as follows:

	Class A	Class B	Class C	Class Y

Transfer Agent Fees	$42,862	$13,090	$136,955	$ 50

          For the year ended December 31, 2005, total shareholder reports expenses were as follows:

	Class A	Class B	Class C	Class Y

Shareholder Reports Expenses	$15,033	$ 7,255	$ 9,968	$ 21

5. Distributions to Shareholders by Class

	Year Ended	Year Ended
	December 31, 2005	December 31, 2004

Net Investment Income
Class A	$482,242	$326,424
Class B	29,392	4,928
Class C†	139,879	5,454
Class Y	38,193	29,685

Total	$689,706	$366,491

†	On April 29, 2004, Class L shares were renamed Class C shares.

24	Smith Barney International Large Cap Fund 2005 Annual Report

Notes to Financial Statements (continued)

6. Shares of Beneficial Interest

At December 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

	Year Ended December 31, 2005		Year Ended December 31, 2004

	Shares	Amount	Shares	Amount

Class A
Shares sold	380,215	$4,200,802	294,050	$2,905,472
Shares issued on reinvestment	27,710	331,408	21,439	223,649
Shares repurchased	(415,422)	(4,569,874)	(612,344)	(5,968,687)

Net Decrease	(7,497)	$(37,664)	(296,855)	$(2,839,566)

Class B
Shares sold	110,698	$1,186,436	76,798	$733,671
Shares issued on reinvestment	2,371	27,522	443	4,572
Shares repurchased	(192,140)	(2,054,311)	(273,491)	(2,586,482)

Net Decrease	(79,071)	$(840,353)	(196,250)	$(1,848,239)

Class C*
Shares sold	2,127,417	$23,921,180	1,169,620	$11,708,768
Shares issued on reinvestment	11,365	138,088	492	5,305
Shares repurchased	(666,920)	(7,522,992)	(228,076)	(2,299,307)

Net Increase	1,471,862	$16,536,276	942,036	$9,414,766

Class Y
Shares sold	36,658	$401,786	138,464	$1,357,868
Shares repurchased	(53,180)	(600,959)	(43,122)	(429,860)

Net Increase (Decrease)	(16,522)	$(199,173)	95,342	$928,008

*     On April 29, 2004, Class L shares were renamed as Class C shares.

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2005	2004

Distributions paid from:
Ordinary income	$689,706	$366,491

Smith Barney International Large Cap Fund 2005 Annual Report	25

Notes to Financial Statements (continued)

          As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains — net	$25,624

Other book/tax temporary differences(a)	(415)
Unrealized appreciation/(depreciation)(b)	14,236,025

Total accumulated earnings/(losses) — net	$14,261,234

During the taxable year ended December 31, 2005, the Fund utilized $3,923,677 of its capital loss carryover available from prior years.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October currency losses for tax purposes.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, unrealized gains on investments in passive foreign investment companies and other book/tax basis adjustments.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

          The SEC order finds that Smith Barney Fund Management LLC (“SBFM”) and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already

26	Smith Barney International Large Cap Fund 2005 Annual Report

Notes to Financial Statements (continued)

been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

          The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

          Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the

Smith Barney International Large Cap Fund 2005 Annual Report	27

Notes to Financial Statements (continued)

Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

          On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

          Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

          As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

          The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM and SBAM.

          Although there can be no assurance, SBFM and SBAM’s believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

28	Smith Barney International Large Cap Fund 2005 Annual Report

Notes to Financial Statements (continued)

11. Subsequent Event

Effective February 1, 2006, Smith Barney Fund Management LLC (the “Manager”), the Fund’s investment manager, will assume portfolio management responsibilities for the Fund. Charles Lovejoy, Guy Bennett, Christopher Floyd and John Vietz, investment officers of the manager, will become the portfolio managers of the Fund. The sub-advisory contract with Citigroup Asset Management Limited has been terminated. Mr. Lovejoy is a Director and Senior Portfolio Manager of Batterymarch Financial Management, Inc. (“Batterymarch”), and Mr. Bennett, Mr. Floyd and Mr. Vietz are each Portfolio Managers of Batterymarch, which, like the manager, is a subsidiary of Legg Mason, Inc.

Smith Barney International Large Cap Fund 2005 Annual Report	29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Smith Barney Trust II:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney International Large Cap Fund, a series of Smith Barney Trust II, as of December 31, 2005, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

          We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney International Large Cap Fund as of December 31, 2005, and the results of its operations, changes in its net assests and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York February 22, 2006

30	Smith Barney International Large Cap Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney International Large Cap Fund (the “Fund”), a series of Smith Barney Trust II, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement”). The Board received and considered a variety of information about the Manager, Citigroup Asset Management Ltd. (the “Subadviser”) and the Fund’s distributor, as well as the advisory, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement and Sub-Advisory Agreement

In approving the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

          The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the

Smith Barney International Large Cap Fund 2005 Annual Report	31

Board Approval of Management Agreement (unaudited) (continued)

degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

          The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s and the Subadviser’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

          The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks.

          The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “international large-cap value funds” by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, and 5-year periods ended March 31, 2005 was below the median. The Board took into account management’s discussion of the Fund’s performance and its plans for addressing the Fund’s performance. Management also noted that there had been a change in the Fund’s portfolio management team in July, 2005. Any potential impact of such change was, therefore, reflected in the Lipper report.

          Based on their review, which included careful consideration of all of the factors noted above, the Board, mindful of the proposed transaction with Legg Mason, will continue to evaluate the Fund’s performance and any actions taken by the Manager to improve performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee

32	Smith Barney International Large Cap Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

          Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees and comparable information for other subadvised funds, as well as other accounts managed by the Subadviser, and, in this connection, the amount of the Contractual and Actual Management Fees retained by the Manager after payment of the subadvisory fee. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

          Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributor and how the amounts received by the distributor are paid.

          The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of certain retail front-end load funds (including the Fund) classified as “international large-cap value, international large-cap core, and international multi-cap value funds” and chosen by Lipper to be comparable, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were below the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board also took into account that the Manager had agreed to institute fee breakpoints effective October 1, 2005. The Board also noted that the Manager was continuing its voluntary waiver of a portion of its management fee until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

          Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Smith Barney International Large Cap Fund 2005 Annual Report	33

Board Approval of Management Agreement (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. To the extent available, the Board also reviewed information provided by the Subadviser with respect to the Subadviser’s profitability in providing subadvisory services to the Fund. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board also noted that the Manager had agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board determined that the management fee structure, including the proposed breakpoints, was reasonable. The Board noted that the fees under the Sub-Advisory Agreement are paid by the Manager out of the advisory fees that the Manager receives under the Management Agreement. For this reason, the Board did not consider the potential economies of scale in the Subadviser’s management of the Fund to be a substantial factor in their consideration at this time.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

          In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

          In light of all of the foregoing, the Board approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management

34	Smith Barney International Large Cap Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

          The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement and subadvisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and a new subadvisory agreement between the Adviser and Citigroup Asset Management, Ltd., the Fund’s subadviser (the “Subadviser”) (the “New Subadvisory Agreement”) and authorized the Fund’s officers to submit the New Management Agreement and New Subadvisory Agreement to shareholders for their approval.

          On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

          At a meeting held in person on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement and the New Subadvisory Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. To assist the Board in its consideration of the New Subadvisory Agreement, the Board received in advance of their meeting certain materials and information. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement and the New Subadvisory Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement and the New Subadvisory Agreement.

Smith Barney International Large Cap Fund 2005 Annual Report	35

Board Approval of Management Agreement (unaudited) (continued)

          The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

          (iv) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

          (vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

          (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

          (viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the division of responsibilities between the Adviser and the Subadviser and the services provided by each of them, and the cost to the Adviser of obtaining those services;

(x) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

36	Smith Barney International Large Cap Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(xi) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xii) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xiii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

          (xiv) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

          (xvi) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

          (xvii) that, as discussed in detail above, the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

In their deliberations concerning the New Subadvisory Agreement, among other things, the Board Members considered:

(i) the current responsibilities of the Subadviser and the services currently provided by it;

(ii) Legg Mason’s combination plans, as described above;

          (iii) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Subadviser, including compliance services;

(iv) the fact that the fees paid to the Subadviser (which are paid by the Adviser and not the Fund) will not increase by virtue of the New Subadvisory Agreement, but will remain the same;

(v) the terms and conditions of the New Subadvisory Agreement, and the benefits of a single, uniform form of agreement covering these services;

          (vi) that, as discussed in greater detail above, within the past year the Board had performed a full annual review of the current subadvisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New

Smith Barney International Large Cap Fund 2005 Annual Report	37

Board Approval of Management Agreement (unaudited) (continued)

Subadvisory Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, fees and economies of scale and investment performance as it did when it approved the current subadvisory agreement, and reached substantially the same conclusions.

(vii) that the Fund would not bear the costs of obtaining shareholder approval of the New Subadvisory Agreement; and

(viii) the factors enumerated and/or discussed above in connection with the approval of the New Management Agreement, to the extent relevant.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser were present. In light of all of the foregoing, the Board approved the New Management Agreement and the New Subadvisory Agreement, and authorized the Fund’s officers to submit the New Management Agreement and the New Subadvisory Agreement to shareholders for their approval.

38	Smith Barney International Large Cap Fund 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Trust II—Smith Barney International Large Cap Fund (“Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling shareholder services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past Five Years

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (since 2001); Consultant, Catalyst (consulting) (since 1984); Chief Executive Officer, Motocity USA (motorsport racing) (since 2004)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001; Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998).

Donald M. Carlton c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998), Member of Management Committee, Signature Science (research and development) (since 2000)	37

Director, Temple-Inland (forest products) (since 2003); American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003)

A. Benton Cocanougher c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	37	None

Smith Barney International Large Cap Fund 2005 Annual Report	39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past Five Years

Mark T. Finn c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001

Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1998); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures, L.L.C. (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000)

				37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999)

Stephen Randolph Gross c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (from 1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank.com, Inc. (from 1997 to 2004)

40	Smith Barney International Large Cap Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past Five Years

Diana R. Harrington c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1993)	37	None

Susan B. Kerley c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex)

Alan G. Merten c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1941 2003).	Trustee	Since 2001	President, George Mason University (since 1996)	37	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Professor of Finance, University of Houston (from 1977 to 2002); Independent Consultant (since 1984)	37	None

Interested Trustee:

R. Jay Gerken, CFA** CAM 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer	Since 2002	Managing Director of CAM Chairman, President, and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), President and Chief Executive Officer of certain mutual funds associated with CAM; formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	183	None

Smith Barney International Large Cap Fund 2005 Annual Report	41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past Five Years

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Fl. New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001)

				N/A	N/A

Frances M. Guggino CAM 125 Broad Street New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM (from 1999 to 2004)	N/A	N/A

Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at CAM (2002-2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc

				N/A	N/A

John Chiota CAM 100 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 11th Fl. New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Fl. Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the fund as defined in the 1940 Act because he is an officer of certain affiliates of the Manager.

42	Smith Barney International Large Cap Fund 2005 Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes

New Management Agreement	36,958,531,736	315,569,218	485,127,680	503,269,900

Election of Trustees1

Nominees:	Votes For	Authority Withheld

Elliott J. Berv	390,185,282.078	17,007,145.913
Donald M. Carlton	390,309,164.112	16,883,263.879
A. Benton Cocanougher	390,216,296.988	16,976,131.003
Mark T. Finn	390,392,076.470	16,800,351.521
Stephen Randolph Gross	390,214,170.384	16,978,257.607
Diana R. Harrington	390,350,563.762	16,841,864.228
Susan B. Kerley	390,230,241.659	16,962,186.331
Alan G. Merten	390,331,665.182	16,860,762.809
R. Richardson Pettit	390,227,821.252	16,964,606.739
R. Jay Gerken	389,654,043.355	17,538,384.636

[1]	Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

Smith Barney International Large Cap Fund 2005 Annual Report	43

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005.

Record Date:	8/18/2005	12/27/2005
Payable Date:	8/19/2005	12/28/2005

Qualified Dividend Income for Individuals	100.00%	100.00%

Foreign Source Income	—	100.00	%*

Foreign Taxes Paid Per Share	—	$ 0.026229

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

44	Smith Barney International Large Cap Fund 2005 Annual Report

Smith Barney International
Large Cap Fund

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	Smith Barney Fund
Donald M. Carlton	Management LLC
A. Benton Cocanougher
Mark T. Finn	SUBADVISOR
R. Jay Gerken, CFA,	Citigroup Asset Management Ltd.
Chairman
Stephen Randolph Gross	DISTRIBUTORS
Diana R. Harrington	Citigroup Global Markets Inc.
Susan B. Kerley	Legg Mason Investor Services, LLC
Alan G. Merten
R. Richardson Pettit	CUSTODIAN
State Street Bank and
OFFICERS	Trust Company
R. Jay Gerken, CFA
President and	TRANSFER AGENT
Chief Executive Officer	PFPC Inc.
4400 Computer Drive
Andrew B. Shoup	Westborough, Massachusetts 01581
Senior Vice President and
Chief Administrative Officer	INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Frances M. Guggino	KPMG LLP
Treasurer and	345 Park Avenue
Chief Financial Officer	New York, New York 10154

Ted P. Becker
Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering
Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

This report is submitted for the general information of the shareholders of Smith Barney Trust II — Smith Barney International Large Cap Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC
Member NASD, SIPC

FD02696 2/06 06-9592

LEGG MASON

The Fund is a separate investment fund of the Smith Barney Trust II, a Massachusetts Business Trust.

SMITH BARNEY INTERNATIONAL LARGE CAP FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund's website at www.citigroupam.com and (3) on the SEC's website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Stephen Randolph Gross, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended December 31, 2005. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the "Reporting Periods") for professional services rendered by PwC for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,500 in 2004 and $29,000 in 2005. KPMG has not billed the Registrant for professional services rendered as of Decembe r 31, 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $2,755 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Trust II (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning ("Tax Services") were $4,000 in 2004 and $4,000 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of December 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Trust II requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such serv ices are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Trust II, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g). The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Smith Barney Trust II, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004 and for the year ended December 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre- approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Smith Barney Trust II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Trust II during the reporting period were $6.4 million and $2.7 million for the years ended December 31, 2004 and December 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Smith Barney Trust II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Trust II during the reporting period was $75,000 and $0 for the years ended December 31, 2004 and December 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Smith Barney Trust II‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Smith Barney Trust II or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d- 15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half- year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Trust II

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Trust II

Date: March 10, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Trust II

Date: March 10, 2006

By:	/s/ Frances M. Guggino (Frances M. Guggino) Chief Financial Officer of Smith Barney Trust II

Date: March 10, 2006